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                                                                   EXHIBIT 23(a)




                       CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated February 6, 1995, which appears in Stone Container Corporation's Annual Report on Form 10-K for the year ended December 31, 1994. We also consent to the incorporation by reference of our report on the Supplemental Financial Information, which appears in such Annual Report on Form 10-K.




PRICE WATERHOUSE LLP

Chicago, Illinois
May 9, 1995